Accounting policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Accounting policies
Accounting policies
The accounting policies set out below have been applied consistently to all periods in these consolidated financial statements, unless otherwise noted.
Use of estimates
Preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Contract revenue
A substantial majority of our revenues are derived from dayrate based drilling contracts and other service contracts. We recognize dayrate revenues ratably over the contract period when services are rendered. Under some contracts, we are entitled to additional payments for meeting or exceeding certain performance targets. Such additional payments are recognized when any uncertainties regarding achievements of such targets are resolved or upon completion of the drilling program.
We may receive lump sum fees for the mobilization of equipment and personnel or for capital additions and upgrades prior to commencement of drilling services. These up-front fees are recognized as revenue over the expected contract term. We may also receive fees for making capital upgrades during the contract. We recognize revenue for such fees over the expected remaining contract term.
In some cases, we may receive lump sum fees or dayrate based fees from customers for demobilization upon completion of a drilling contract. We recognize non-contingent demobilization fees as revenue over the expected contract term. We recognize revenue for contingent demobilization fees as earned upon completion of the drilling contract.
In some countries, the local government or taxing authority may assess taxes on our revenues. Such taxes may include sales taxes, use taxes, value-added taxes, gross receipts taxes and excise taxes. We generally record tax-assessed revenue transactions on a net basis.
Reimbursable revenue and expenses
Reimbursements received for the purchases of supplies, personnel services and other services provided on behalf of and at the request of our customers in accordance with a contract or agreement are recorded as revenue. The related costs are recorded as reimbursable expenses in the same period.
Other revenues
Other revenues include amounts recognized as early termination fees under drilling contracts which have been terminated prior to the contract end date. Contract termination fees are recognized daily as and when any contingencies or uncertainties are resolved. Other revenues also include fees charged to Seadrill for onshore support and offshore personnel.
Mobilization and demobilization expenses
We incur costs to prepare a drilling unit for a new customer contract and to move the rig to the contract location. We recognize the expense for such mobilization costs over the expected contract term.
We incur costs to transfer a drilling unit to a safe harbor or different geographic area at the end of a contract. We expense such demobilization costs as incurred. We also expense any costs incurred to relocate drilling units that are not under contract.
Vessel and rig operating expenses
Vessel and rig operating expenses are costs associated with operating a drilling unit that is either in operation or stacked, and include the remuneration of offshore crews and related costs, rig supplies, insurance costs, expenses for repairs and maintenance and costs for onshore support personnel. We expense such costs as incurred.
Repairs, maintenance and periodic surveys
Costs related to periodic overhauls of drilling units are capitalized and amortized over the anticipated period between overhauls, which is generally five years. Related costs are primarily yard costs and the cost of employees directly involved in the work. We include amortization costs for periodic overhauls in depreciation and amortization expense. Costs for other repair and maintenance activities are included in vessel and rig operating expenses and are expensed as incurred.
Foreign currencies
The Company and all its subsidiaries use the U.S. dollar as their functional currencies because most of their revenues and expenses are denominated in U.S. dollars. Accordingly, our reporting currency is also U.S. dollars.
Transactions in foreign currencies during a period are translated into U.S. dollars at the rates of exchange in effect at the date of the transaction. Foreign currency assets and liabilities are translated using rates of exchange at the balance sheet date. Gains and losses on foreign currency transactions are included in the consolidated statements of operations.
Earnings Per Unit ("EPU")
We compute EPU using the two-class method set out in GAAP. We first allocate undistributed earnings for the period to the holders of common units, subordinated units and incentive distribution rights. This allocation is made in accordance with the cash distribution provisions contained in our Operating Agreement. Unallocated earnings may be negative if amounts distributed are higher than total earnings. We allocate such deficits using the same cash distribution model.
We calculate the EPU for each category of units by taking the sum of the distributions to those units plus the allocation of those units undistributed earnings for the period and dividing this total by the weighted average number of units outstanding for the period.
We don't have any potentially dilutive instruments and therefore don't present a diluted EPU.
Current and non-current classification
Assets and liabilities (excluding deferred taxes) are classified as current assets and liabilities respectively, if their maturity is within one year of the balance sheet date. Otherwise, they are classified as non-current assets and liabilities.
Cash and cash equivalents
Cash and cash equivalents consist of cash, bank deposits and highly liquid financial instruments with original maturities of three months or less.
Receivables
Receivables, including accounts receivable, are recorded in the balance sheet at their nominal amount less an allowance for doubtful accounts. We establish reserves for doubtful accounts on a case-by-case basis when it is unlikely that required payments of specific amounts will occur. In establishing these reserves, we consider the financial condition of the customer as well as specific circumstances related to the receivable such as customer disputes. Receivable amounts determined as being unrecoverable are written off.
Drilling units
Rigs, vessels and related equipment are recorded at historical cost less accumulated depreciation. The cost of these assets, less estimated residual value is depreciated on a straight-line basis over their estimated remaining economic useful lives. The estimated economic useful life of our semi-submersibles, drillships and tender rigs, when new, is 30 years. Significant investments are capitalized and depreciated in accordance with the nature of the investment. Significant investments that are deemed to increase an asset’s value for its remaining useful life are capitalized and depreciated over the remaining life of the asset.
Drilling units that are acquired in business combinations are recognized at fair value on date of acquisition.
Cost of property and equipment sold or retired, with the related accumulated depreciation and write-downs are removed from the consolidated balance sheet, and resulting gains or losses are included in the consolidated statement of operations.
Impairment of long-lived assets
We review the carrying value of our long-lived assets for impairment whenever certain triggering events or changes in circumstances indicate that the carrying amount of an asset may no longer be appropriate. We assess recoverability of the carrying value of the asset by estimating the undiscounted future net cash flows expected to result from the asset, including eventual disposition. If the undiscounted future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.
Favorable drilling contracts - intangible assets
Favorable drilling contracts are recorded as an intangible asset at fair value on the date of acquisition less accumulated amortization. The amortization is recognized in the statement of operations under "amortization of favorable contracts". The amounts of these assets are amortized on a straight-line basis over the estimated remaining economic useful life or contractual period.
Derivative Financial Instruments and Hedging Activities
We record derivative financial instruments at fair value. None of our derivative financial instruments have been designated as hedging instruments. Therefore, changes in their fair value are taken to the consolidated statement of operations in each period.
We classify the gain or loss on derivative financial instruments as a separate line item within financial items in the consolidated statement of operations. We classify the asset or liability for derivative financial instruments as an other current asset or liability in our consolidated balance sheet. We offset assets and liabilities for derivatives that are subject to legally enforceable master netting agreements.
Income taxes
Seadrill Partners LLC is organized in the Republic of the Marshall Islands and resident in the United Kingdom for taxation purposes. The Company does not conduct business or operate in the Republic of the Marshall Islands, and is not subject to income, capital gains, profits or other taxation under current Marshall Islands law. As a tax resident of the United Kingdom the Company is subject to tax on income earned from sources within the United Kingdom. Certain subsidiaries operate in other jurisdictions where taxes are imposed. Consequently, income taxes have been recorded in these jurisdictions when appropriate.
Significant judgment is involved in determining the provision for income taxes. There are certain transactions for which the ultimate tax determination is unclear due to uncertainty in the ordinary course of business. The Company recognizes tax liabilities based on its assessment of whether its tax positions are more likely than not sustainable, based on the technical merits and considerations of the relevant taxing authorities widely understood administrative practices and precedent.
Income tax expense consists of taxes currently payable and changes in deferred tax assets and liabilities calculated according to local tax rules. Deferred tax assets and liabilities are based on temporary differences that arise between carrying values used for financial reporting purposes and amounts used for taxation purposes of assets and liabilities and the future tax benefits of tax loss carry forwards. A deferred tax asset is recognized only to the extent that it is more likely than not that future taxable profits will be available against which the asset can be utilized. The amount of deferred tax provided is based upon the expected manner of settlement of the carrying amount of assets and liabilities, using tax rates enacted at the balance sheet date. The impact of tax law changes is recognized in periods when the change is enacted.
In November 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, to simplify the presentation of deferred income taxes in a classified statement of financial position. The update requires that deferred tax liabilities and assets be classified as non-current in a classified statement of financial position as opposed to the current requirement to separate these into current and non-current amounts. As permitted by ASU 2015-17, the Company early-adopted this standard effective December 31, 2015 and applied it retrospectively to all periods presented. As a result, the Company has presented all deferred tax liabilities and assets, as well as any related valuation allowance, as non-current for all periods presented in this annual report. The adoption of this guidance did not have a material impact on Company's consolidated financial statements and related disclosures.
Deferred charges
Loan related costs, including debt issuance, arrangement fees and legal expenses, are capitalized and presented in the balance sheet as a direct deduction from the carrying amount of the related debt liability, and amortized over the term of the related loan and the amortization is included in interest expense.
Loss contingencies
We recognize a loss contingency in the consolidated balance sheet where we have a present legal or constructive obligation as a result of a past event, and it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate of the amount can be made. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability.
Related parties
Parties are related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also related if they are subject to common control or common significant influence.
Equity allocation
Earnings attributable to unitholders of Seadrill Partners are allocated to all unitholders on a pro rata basis for the purposes of presentation in the consolidated statements of changes in members’ capital. Earnings attributable to unitholders for any period are first reduced for any cash distributions for the period to be paid to the holders of the incentive distribution rights.
At the time of the IPO the equity attributable to unitholders was allocated using the hypothetical amounts which would be distributed to the various unitholders on a liquidation of the Company ("hypothetical liquidation method"). This method has also been used to account for issuances of common units by the Company, and the deemed distributions from equity which resulted from acquisitions of drilling units from Seadrill.
Recently Adopted Accounting Standards
We adopted the following accounting standard updates ("ASUs") during the year ended December 31, 2017, none of which had any impact on our consolidated financial statements and related disclosures:

•	ASU 2016-05 - Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships (a consensus of the Emerging Issues Task Force)

•	ASU 2016-06 - Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments (a consensus of the Emerging Issues Task Force)

•	ASU 2016-07 - Investments—Equity Method and Joint Ventures (Topic 323): Simplifying the Transition to the Equity Method of Accounting

•	ASU 2016-09 - Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting

•	ASU 2016-17 - Consolidation (Topic 810): Interests Held through Related Parties that are under Common Control

•	ASU 2016-19 - Technical Corrections and Improvements
Recently Issued Accounting Standards
The FASB have issued the following ASUs that we have not yet adopted but which could affect our consolidated financial statements and related disclosures in future periods.

•	ASU 2014-09 - Revenue from Contracts with Customers (also 2016-8, 2016-10, 2016-11, 2016-12, 2016-20, 2017-13, 2017-14)

•	ASU 2016-01 - Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

•	ASU 2016-02 - Leases

•	ASU 2016-13 - Financial Instruments — Measurement of Credit Losses on Financial Instruments

•	ASU 2016-15 - Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments

•	ASU 2016-16 - Income taxes — Intra-Entity Transfers of Assets other than Inventory

•	ASU 2016-18 - Statement of Cash Flows — Restricted Cash

•	ASU 2017-01 - Business Combinations — Clarifying the Definition of a Business

•	ASU 2017-04 - Intangibles — Simplifying the Test for Goodwill Impairment

•	ASU 2017-05 - Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets
ASU 2014-09 - Revenue from contracts with customers
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which provides new authoritative guidance on the methods of revenue recognition and related disclosure requirements. This new standard supersedes all existing revenue recognition requirements, including most industry-specific guidance. We will be required to apply this standard for the year ended December 31, 2018 and for interim periods within that year.
We have substantially completed our work to implement the new standard and do not expect our pattern of revenue recognition to materially change as a consequence of adopting the new guidance. We plan to use the modified retrospective method to transition to the new standard. This method requires us to apply the new standard to all outstanding contracts as of January 1, 2018. Under this method we record the cumulative effect of applying the new standard as an adjustment to opening retained earnings.
To apply the standard, we were required to assess the core promise made to our customers under a drilling contract. We have assessed that our core promise is to stand ready to provide drilling services, as directed by our customer, over the operating period of a contract. We have concluded that this promise is provided as a series of distinct services that are substantially the same and have the same pattern of transfer to the customer. Therefore, we follow the so-called series guidance and treat the series of distinct services as a single performance obligation.
Under the series guidance we allocate variable contract revenue to either the entire contract or individual periods during the contract, depending on what the variable contract revenue relates to. We have concluded that dayrate and bonus revenue relate to individual periods and allocate them accordingly. Mobilization and demobilization revenues don't relate to specific periods and we have concluded that they will be allocated to the entire contract, subject to the constraint around revenue reversals which is explained below.
To apply the ASC 606 revenue model, we will be required to estimate the value of each component of variable contract revenue each reporting period. We will then recognize revenue equal to the estimated value of contract revenue that has been allocated to the current reporting period plus any change in the estimated value of contract revenue that has been allocated to previous reporting periods.
We will generally use the most likely amount basis to form our estimates of variable contract revenue. However, if there is a range of potential outcomes for a component of variable revenue under a contract it may be appropriate to use an expected value basis instead. We only include estimates of variable contract revenue to the extent that it is probable that there will not be a significant reversal of revenue in a future reporting period.
The application of this revenue model leads to a similar revenue recognition to the approach previously followed under ASC 605. However, we have identified several potential differences as set out below:

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Under ASC 605 we recognized contingent demobilization fees as the demobilization was performed at the end of the contract. Under ASC 606 we will estimate the amount of contingent demobilization fee each reporting period and recognize the estimated fee over the expected contract term, subject to the constraint that it must be probable that this will not result in a subsequent reversal of revenue in future periods ("reversal constraint").

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Under ASC 605 we recognized disputed dayrates when the revenue became fixed or determinable. Under ASC 606 we will estimate the amount of disputed dayrate billings and recognize the estimated amount as revenue in the period the disputed dayrates related to, subject to the reversal constraint.

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Under ASC 605 we recognized contingent early termination fees on daily basis over the termination period. Under ASC 606 we will estimate the amount of early termination fees for any contract that have been early terminated. We will recognize this amount as revenue at the point the contract is early terminated, subject to the reversal constraint.

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Under ASC 605 we did not allocate revenue to customer options. Under ASC 606 we will assess whether a customer option provides a material right to the customer. Where a contract includes a customer option that provides a material right we will allocate a proportion of contract revenue to the material right and recognize this either at the point the option expires or when the additional services are provided.

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Under ASC 605 we applied the terms of contract modifications or extensions from the point they became effective. Where a contract was extended we changed the period over which unamortized mobilization revenue was taken to income. Under ASC 606 we will account for contract modifications either as separate contracts, a single combined contract or under the cumulative catch up method, depending on the terms of the modification.

As part of our implementation we have assessed our open contracts at January 1, 2018 (the "transition date"). Based on our implementation work to date we have not identified any material adjustments at the transition date and do not expect material differences between our revenue under ASC 605 and ASC 606 going forward. This assessment may change as we finalize our work to implement the new standard.
ASU 2016-01 - Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities
In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which made targeted improvements to the recognition and measurement of financial assets and financial liabilities.
The update changes how entities measure equity investments that do not result in consolidation and are not accounted for under the equity method and how they present changes in the fair value of financial liabilities measured under the fair value option that are attributable to their own credit. The new guidance also changes certain disclosure requirements and other aspects of current GAAP. The guidance will be effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years and early adoption is permitted in some cases.
As we do not have any investments accounted for under the equity method we do not expect this standard update to affect our consolidated financial statements and related disclosures.
ASU 2016-02 - Leases
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The update requires an entity to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements. It also offers specific accounting guidance for a lessee, a lessor and sale and leaseback transactions. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. The guidance will be effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years and early adoption is permitted, using a modified retrospective application.
We have started to assess the impact of this standard update on our consolidated financial statements and related disclosures. We have determined that our drilling contracts contain a lease component and therefore adoption of this standard will result in increased disclosure of our leasing arrangements and may affect the way we recognize revenues associated with the lease and revenue components. Based on our work to date, we don't expect our pattern of revenue recognition to change significantly compared to current accounting standards.
We are consulting with other drilling companies to fully determine recognition and disclosure under the new standard. We may change our initial assessment as we complete the implementation process.
ASU 2016-13 - Financial Instruments — Measurement of Credit Losses on Financial Instruments
In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which revises guidance for the accounting for credit losses on financial instruments within its scope. The new standard introduces an approach, based on expected losses, to estimate credit losses on certain types of financial instruments and modifies the impairment model for available-for-sale debt securities. The guidance will be effective January 1, 2020, with early adoption permitted. Entities are required to apply the standard’s provisions as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted.
We are in the early stage of evaluating the impact of this standard update. Our customers are international oil companies, national oil companies and large independent oil companies. Our financial assets are primarily held with counter parties with high credit standing and we have historically had a low incidence of bad debt expense. Therefore, we do not currently expect this guidance to significantly affect our consolidated financial statements and related disclosures when we adopt it.
ASU 2016-15 - Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments
In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments based on a consensus of the Emerging Issues Task Force (EITF), to address the classification of certain cash receipts and cash payments on the statement of cash flows. The new guidance also clarifies how the predominance principle should be applied when cash receipts and cash payments have aspects of more than one class of cash flows. The guidance will be effective for annual and interim periods beginning after December 15, 2017, with early adoption permitted. Entities are generally required to apply the guidance retrospectively.
We are in the process of evaluating the impact of this standard upon our consolidated financial statements and related disclosures.
ASU 2016-16 - Income taxes — Intra-Entity Transfers of Assets other than Inventory
In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Income Taxes Intra-Entity Transfers of Assets other than Inventory, which requires companies to recognize the income tax effects of intercompany sales or transfers of assets, other than inventory, in the consolidated statement of operations as income tax expense (or benefit) in the period of sale or transfer occurs. The exception to recognizing the income tax effects of intercompany sales or transfers of assets remains in place for intercompany inventory sales and transfers, i.e. companies will still be required to defer the income tax effects of intercompany inventory transactions. The standard will be effective for annual periods beginning after December 15, 2017, with early adoption permitted. Entities are required to apply the guidance on a modified retrospective basis, with the cumulative effect adjustment to retained earnings at the beginning of the period of adoption.
We have not historically incurred any substantial tax liabilities as a result of making intra-entity transfers of assets. Our balance sheet does not include assets or liabilities recorded for the deferral of income tax expenses or benefits on intra-entity transfers. Therefore, we do not currently expect this guidance to affect our consolidated financial statements and related disclosures when we adopt it.
ASU 2016-18 - Statement of Cash Flows — Restricted Cash
In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, to address classification of activity related to restricted cash and restricted cash equivalents in the cash flows. The standard eliminates the presentation of transfers between cash and cash equivalents and restricted cash and restricted cash equivalents in the statement of cash flows. When cash, cash equivalents and restricted cash equivalents are presented in more than one line item on the balance sheet, a reconciliation of the totals in the cash flows to the related captions in the balance sheet are required, either on the face of the cash flow or in the notes to the financial statements. Additional disclosures are required for the nature of the restricted cash and restricted cash equivalents. The standard will be effective for fiscal years beginning after December 15, 2017, and interim periods within those years.
We do not currently have any substantial restricted cash balances. Therefore, we do not currently expect this guidance to affect our consolidated financial statements and related disclosures when we adopt it.
ASU 2017-01 - Business Combinations — Clarifying the Definition of a Business
In January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) or assets or businesses. The guidance will be effective for annual and interim periods beginning after December 15, 2017. Entities apply the guidance prospectively. We will apply this standard when we next undertake a business acquisition or disposal.
ASU 2017-04 - Intangibles — Simplifying the Test for Goodwill Impairment
In January 2017, the FASB issued ASU 2017-04, Intangibles — Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, which simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test. Under the new guidance, entities will continue to perform Step 1 of the goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. The entity will now recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit.
We do not currently have any substantial goodwill balances. Therefore, we do not currently expect this guidance to significantly affect our consolidated financial statements and related disclosures when we adopt it.
ASU 2017-05 - Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets
In February 2017, the FASB issued 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets. The standard update clarifies that a model consistent with ASC 606 and ASC 810 should be applied to sales of non-financial assets to non-customers. Under this guidance an entity would recognize a gain or loss in full when it transfers control of the asset. The effective date of the guidance will be effective for annual and interim periods beginning after December 15, 2017.
The new guidance is consistent with our current practice and therefore we do not expect this guidance to affect our consolidated financial statements and related disclosures when we adopt it.
Other accounting standard updates issued by the FASB
As of March 31, 2018, the FASB has issued several further updates not included above. We do not currently expect any of these updates to affect our consolidated financial statements and related disclosures either on transition or in future periods.